                                                                   EXHIBIT 10.49

                (BUSINESS APPRAISAL ASSOCIATES, INC. LETTERHEAD)



                                  May 13, 2004




AmerAlia, Inc.
Attn: Mr. Robert van Mourik
Executive Vice President & CFO
20971 East. Smoky Hill Road
Centennial, CO 80015


Dear Mr. van Mourik

         This letter provides our consent for the disclosure of our corporate name, as well as my personal name and title, and summary information from our appraisal reports of certain assets of Natural Soda, Inc. and Natural Soda Holdings, Inc. dated November 17, 2003 for the purpose of your quarterly filing of Form 10-QSB with the SEC.


                                            Very truly yours,
                                            BUSINESS APPRAISAL ASSOCIATES, INC.



                                            /s/ John E. Bakken
                                            -------------------
                                            John E. Bakken, ASA
                                            President

JEB:emz



              Please send all correspondence to the Granby office.